UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(512) 592-2451

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(c) Lottery.com Inc. (the “Company”) is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2022 (the “Original Form 8-K”), in which the Company disclosed that it was advised by Armanino LLP (“Armanino”), its registered independent public accountant for the fiscal year ended December 31, 2022, that the audited financial statements for the year ended December 31, 2021, and the unaudited financial statements for the quarter ended March 31, 2022, should no longer be relied upon.

On July 22, 2022, the Company provided Armanino with a copy of the disclosures it made pursuant to Item 4.02(b) in the Original Form 8-K and requested that Armanino furnish to the Company as promptly as possible a letter addressed to the SEC stating whether Armanino agrees with the statements made by the Company pursuant to Item 4.02(b) in the Original Form 8-K and, if not, stating the respects in which it does not agree.

The Company is filing this Current Report on Form 8-K/A to amend its Original Form 8-K by filing Armanino’s letter to the SEC. A copy of Armanino’s letter to the SEC, dated July 25, 2022, is attached as Exhibit 7.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
7.1	Letter from Armanino LLP to the Securities and Exchange Commission, dated July 25, 2022
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Kathryn Lever
Name:	Kathryn Lever
Title:	Chief Operating Officer and Chief Legal Officer

Date: July 25, 2022

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